UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2012

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 31, 2012, Live Nation Entertainment, Inc. (the “Company”) issued a press release announcing the scheduling of its fourth quarter and full year 2011 earnings release and teleconference on Thursday, February 23, 2012. In connection therewith, and to provide investors with certain additional information regarding its 2012 performance to date, the Company is releasing the following interim operating data:

•	the Company’s global concert ticket sales for Live Nation shows from January 1 through January 24, 2012 were up 14% over the same period in 2011; and

•	as of January 24, 2012, the Company had 15% more Live Nation concerts on sale worldwide as compared to 2011.

Forward-Looking Statements

The preceding statements regarding interim operating data constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to the risk that events currently on sale may be cancelled for any reason, operational challenges in achieving strategic objectives and executing on the Company’s plans, the risk that the Company’s markets do not evolve as anticipated, the risk that consumer demand weakens and the potential impact of the economic slowdown in general and operational challenges associated with selling tickets and staging events.

The Company refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the Company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the Company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning the Company are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

January 31, 2012	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer